Organization, Consolidation and Presentation of Financial Statements Disclosure and Significant Accounting Policies: Fair Value Measurement, Policy (Policies)	9 Months Ended
May 31, 2016
Policies
Fair Value Measurement, Policy

Fair Value of Financial Instruments - The Financial Accounting Standards Board issued ASC (Accounting Standards Codification) 820-10, “Fair Value Measurements and Disclosures" for financial assets and liabilities. ASC 820-10 provides a framework for measuring fair value and requires expanded disclosures regarding fair value measurements. FASB ASC 820- 10 defines fair value as the price that would be received for an asset or the exit price that would be paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants on the measurement date. FASB ASC 820-10 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs, where available. The following summarizes the three levels of inputs required by the standard that the Company uses to measure fair value:

- Level 1: Quoted prices in active markets for identical assets or liabilities.

- Level 2: Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the related assets or liabilities.

- Level 3: Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The carrying amounts of the Company’s financial instruments as of May 31, 2016, reflect:

- Cash: Level One measurement based on bank reporting.

- Loan receivable and loans from Officers and related parties: Level 2 based on promissory notes.

- Derivative liability: Level two measurement based upon the relative fair market value of the Company’s free trading common stock.